UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): May 19, 2020
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EVENTBRITE, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-38658	14-1888467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
155 5th Street, 7th Floor
San Francisco, California 94103
(Address of principal executive offices) (Zip Code)

(415) 692-7779
(Registrant’s telephone number, include area code)

Not applicable
(Former name or former address, if changed since last report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	EB	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information contained in Items 2.03 and 3.02 is hereby incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 12, 2020 (the “May 12, 2020 Current Report”), on May 9, 2020, Eventbrite, Inc. (the “Company”) entered into a credit agreement (the “Credit Agreement”) with FP EB Aggregator, L.P. and FP Credit Partners, L.P., as the administrative agent. The Credit Agreement provides for initial term loans (the “Initial Term Loans”) in the aggregate principal amount of $125.0 million, and delayed draw term loans in an aggregate principal amount of $100.0 million.

The Initial Term Loans were funded on May 19, 2020.

The summary of the Credit Agreement contained in the May 12, 2020 Current Report is hereby incorporated by reference and is subject to, and qualified in its entirety by reference to, the Credit Agreement, which was filed as Exhibit 10.1 to the May 12, 2020 Current Report.

Item 3.02. Unregistered Sales of Equity Securities.

Stock Purchase Agreement

In connection with the Credit Agreement described above, and as previously disclosed in the May 12, 2020 Current Report, on May 9, 2020, the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with FP EB Aggregator, L.P. (the “Purchaser”). Pursuant to the terms and conditions of the Stock Purchase Agreement, in connection with the funding of the Initial Term Loans on May 19, 2020, the Company issued and sold 2,599,174 shares (the “Shares”) of Class A Common Stock of the Company to the Purchaser for a purchase price of $0.01 per share. The offer and sale of the Shares were made in reliance on an exemption from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof.

Nomination Agreement

In accordance with the terms of the Stock Purchase Agreement, on May 19, 2020, the Company entered into a Nomination Agreement (the “Nomination Agreement”) with the Purchaser and Francisco Partners Management, L.P.

Registration Rights Agreement

In accordance with the terms of the Stock Purchase Agreement, on May 19, 2020, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchaser.

The summaries of the Stock Purchase Agreement, the Nomination Agreement and the Registration Rights Agreement contained in the May 12, 2020 Current Report are hereby incorporated by reference and are subject to, and qualified in their entirety by reference to, the Stock Purchase Agreement, the Nomination Agreement and the Registration Rights Agreement. The Stock Purchase Agreement was filed as Exhibit 10.2 to the May 12, 2020 Current Report and the executed Nomination Agreement and Registration Rights Agreement are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Nomination Agreement, dated May 19, 2020, by and among the Company, FP EB Aggregator, L.P. and Francisco Partners Management, L.P.
10.2	Registration Rights Agreement, dated May 19, 2020, by and between the Company and FP EB Aggregator, L.P.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2020	EVENTBRITE, INC.

	By:	/s/ Julia Hartz
Julia Hartz
Chief Executive Officer